UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2003

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-922

(Commission File Number)

04-1366970

(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA 02199

(Address of principal executive offices)               (Zip Code)

Registrant´s telephone number, including area code: (617) 421-7000

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by The Gillette Company on January 30, 2003.

Item 9. Regulation FD Disclosure.

On January 30, 2003, The Gillette Company reported its earnings for the three months and year ended December 31, 2002. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation's related press release dated January 30, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. Forward-looking statements are based on current expectations of future events, but actual results could vary materially from the Corporation's expectations and projections. Investors are cautioned not to place undue reliance on any forward-looking statements. Several factors that could materially affect the Corporation's actual results are identified under the caption "Cautionary Statement" in Part II of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE GILLETTE COMPANY

                By: /s/ William J. Mostyn III,
                     Willliam J. Mostyn III
                     Secretary

January 30, 2003

EXHIBIT INDEX
Exhibit Number                        Description
99.1                                  Press Release issued by The Gillette Company on January 30, 2003.